UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2011
______________________________

KBR, INC.
(Exact name of registrant as specified in its charter)

                                                                       Delaware                                                  1-33146                                             20-4536774
                                                                         (State or other jurisdiction                       (Commission File Number)                       (IRS Employer
                                                                           of incorporation)                                                                                               Identification No.)

                                                                                 601 Jefferson Street
                                                                            Suite 3400
                                                                              Houston, Texas                                                          77002
                                                                                 (Address of principal executive offices)                                      (Zip Code)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           Election of Directors.

KBR announced the election of Linda Z. Cook to its Board of Directors effective July 1, 2011, to fill a vacancy created when the Board of Directors was expanded on June 28, 2011 from seven to eight members.  Ms. Cook will serve as a Class III director, with a term expiring at KBR’s 2012 annual meeting of stockholders.  Ms. Cook is independent under the rules of the New York Stock Exchange.  Ms. Cook has been appointed to serve on the Compensation and the Corporate Social Responsibility Committees of the Board of Directors.  There are not any related party transactions between KBR and Ms. Cook that are subject to disclosure under Item 404(a) of Regulation S-K.   The full text of the press release announcing Ms. Cook’s election is attached hereto as Exhibit 99.1

Like KBR’s other non-employee directors, Ms. Cook was granted an annual award of shares of restricted stock units (“RSUs”) under the KBR, Inc. 2006 Stock and Incentive Plan, as amended, valued at approximately $100,000.  The closing price of KBR’s common stock on July 1, 2011, the date of grant, was $38.71, resulting in a grant of 2,645 shares of RSUs.  The restrictions on the RSUs lapse six months after the grant date.   Additionally, the RSUs contain the same acceleration of vesting and forfeiture provisions as all other RSU grants to the other members of the Board of Directors.  The full text and a summary of the KBR, Inc. 2006 Stock and Incentive Plan, as amended, is included in KBR’s Proxy Statement relating to KBR’s 2007 annual meeting of stockholders, as filed with the Commission on August 15, 2007 (Commission File No. 001-33146).

Item 5.02.  Amendments to Articles of Incorporation or Bylaws: Change to Fiscal Year.

In connection with the increase in the size of the Board of Directors and the appointment of Linda Z. Cook to fill the vacancy, the Board of Directors exercised its authority under Article VII of the Amended and Restated Bylaws (“Bylaws”) to amend the Bylaws to provide in Article III, Section 10, that at least fifty percent (50%) of the members of any committee of the Board of Directors constitutes a quorum of that committee.  The form of Amended and Restated Bylaws, as amended on June 28, 2011, is attached hereto as Exhibit 99.2.

ITEM 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

99.1	KBR, Inc. press release dated June 29, 2011 entitled, “KBR Announces Election of Director.”
99.2	Form of Amended and Restated Bylaws of KBR, Inc., amended by resolution of the Board of Directors on June 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2011	KBR, INC. By: /s/ Jeffrey B. King Name: Jeffrey B. King Title: Vice President, Public Law